----------------------------
                                                    OMB APPROVAL
                                                    ----------------------------
                                                    OMB Number: 3235-0570

                                                    Expires: September 30, 2007

                                                    Estimated average burden
                                                    hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-10529
                                   -----------------------------------

                                  The GKM Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  11150 Santa Monica Boulevard, Suite 850   Los Angeles, California    23226
--------------------------------------------------------------------------------
                   (Address of principal executive offices)          (Zip code)

                                 Timothy J. Wahl

GKM Advisers, LLC  11150 Santa Monica Blvd., Suite 850   Los Angeles, CA 90025
--------------------------------------------------------------------------------
                          (Name and address of agent for service)

Registrant's telephone number, including area code:  (310) 268-2605
                                                     ----------------------

Date of fiscal year end:        July 31, 2006
                          ---------------------------------------

Date of reporting period:       July 31, 2006
                          ---------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.



================================================================================





                              GKM [GRAPHIC OMITTED]
                                      GKM FUNDS




                                GKM GROWTH FUND







                                 ANNUAL REPORT
                                 JULY 31, 2006




================================================================================

GKM GROWTH FUND
================================================================================

                                                                  September 2006

Dear Shareholders:

As we close our fourth full fiscal year, I would like to thank you for joining us as shareholders of the GKM Growth Fund (the "Fund"). All of us at GKM Advisers continue to share a common goal - helping our clients realize their financial objectives through the long-term compounding of capital.

GKM GROWTH FUND PERFORMANCE AND SUMMARY
---------------------------------------

For the fiscal year ended July 31, 2006, the GKM Growth Fund gained .87% versus the 5.38% advance for the Standard & Poor's 500 Index (the "S&P 500 Index"). For the three years ending July 31, 2006, the Fund achieved an average annual return of 9.1% versus the S&P 500 Index average annual return of 10.8%. Dating back to the inception of the Fund on December 28, 2001, the Fund has grown an average annual return of 5.3% versus 3.9% for the S&P 500 Index. We look forward to the completion of our fifth calendar year this December.

For the fiscal year ended July 31, 2006, the S&P 500 Index gained 5.38%, which included the strong performance of the Energy sector, which was up 21.7% for the year. This is the third consecutive year that the top-performing sector of the equity market has been Energy. As we stated last year, commodity-type stocks tend to go up and down, sometimes in quite volatile fashion, while not typically being within what we consider the most attractive growth areas over the long haul. Other non-traditional growth sectors, Financials and Telecommunications, round out the top three performing sectors for 2006. While the sectors noted above have outperformed, the Fund's limited exposure to these sectors has negatively impacted performance relative to the S&P 500 Index.

Our goal remains to find and own superior companies within the areas of the economy we believe will show continuous and robust growth over many years. Our largest sector concentrations currently are Information Technology (41%), Health Care (23%), Industrials (13%) and Consumer Discretionary (13%). The Fund's best performing sector relative to the index was also our largest sector concentration, Information Technology. The Information Technology component of the Fund was up 5.2% vs. -9.5% for the Information Technology sector of the S&P 500 Index.

The Fund's superior performance relative to the S&P 500 Index from the Fund's inception (December 28, 2001 through July 31, 2006) has been accomplished in the face of formidable headwinds. First, value stocks have significantly outperformed growth stocks since the bursting of the stock market bubble in 2000. Sectors not typically considered to be growth sectors, such as Utilities and Energy, have had a spectacular three-year cyclical run. Also, small- and mid- capitalization company stocks have outdistanced large-capitalization stocks during the life of the Fund. The Russell 2000 small-stock index more than doubled during the current bull market, hitting repeated record highs, while the Dow Jones Industrial Average rose roughly half as much and never hit a record.

Now, the tables may be turning. After an extended run for value stocks, we have noted a significant rally in growth stocks. While the GKM Growth Fund does invest in small- and mid- capitalization companies and we do hold value stocks, predominantly, we invest in larger capitalization growth companies.

In our opinion, discipline is required to obtain common stock returns, and our consistently low annual turnover demonstrates our commitment to this discipline. For the fiscal year ended July 31, 2006, the turnover ratio for the Fund was 12%, which means we're holding our investments on average in excess of eight years. We believe capital gains tax to be a self imposed tax and by minimizing turnover, we maximize after- tax return. We have not distributed a capital gain during the latest fiscal year of the Fund nor have we over the life of the Fund.

Our investment policy dictates that we pay attention to the management of risk. Risk is defined simply as the loss of capital. We endeavor to manage this risk by investing in what we consider superior companies with profitable operating histories and managements focused towards building and maintaining defendable franchises with ample cash flows and sound balance sheets. We manage sector risk by diversifying among growing sectors of the economy. We further manage risk by diversifying among large, mid- and small-capitalized companies. Finally, we mitigate specific stock risk through the number of companies held in the portfolio. As of July 31, 2006, we were invested in 74 companies with the top ten holdings representing 27% of the capital invested with our largest holding representing less than 4% of the Fund.

MARKET AND ECONOMIC OUTLOOK
---------------------------

The housing market has experienced an extraordinary rise during the last few years as a result of very favorable interest rates. Many compare this rise to the stock market rise precedent to its sharp decline in beginning in 2000. While we certainly believe there is room for a correction in real estate valuations, the last bear market for real estate occurred when the economy was experiencing the worst recession since the Great Depression. Mortgage interest rates were in the high teens then and unemployment exceeded 10%. Inflation was approximately four times today's current low rates and Gross Domestic Product ("GDP") growth averaged less than 1% a year. Current numbers are head-and-shoulders better, and we would need a precipitous fall in real estate to cause a major disruption in the equity markets.

Earnings drive the appreciation of equity markets and the largest single determinant for corporate earnings growth is growth of our overall economy or GDP growth. GDP growth has been impressive thanks in large part to the combined effects of massive fiscal and monetary policy stimulus. As a result, the S&P 500 Index hit 17 consecutive quarters of double-digit earnings growth through the second quarter of 2006, and a lot of that money fell to the bottom line as companies continued to cut costs and otherwise improve their profitability. Cash, strong balance sheets and ample repurchases are the result of this multiyear profit bonanza.

While earnings remained well above average, many analysts were predicting the collapse of earnings and profit margins. So far they've been wrong. Although the rising cost of raw materials has put downward pressure on margins, labor (the biggest cost for most companies) has remained remarkably tame. As the job market gets tighter and workers start demanding higher compensation, this could change and some leverage may swing back to labor. However, globalization is clearly a strong counterbalance. It was not too long ago "the market" was concerned about deflation.

Pretax profits for U.S. companies are currently running in excess of 12% of gross domestic product, the highest level in 40 years, while equity returns for investors have been lackluster over the past five years. Since December 2001, operating earnings for the stocks in the S&P 500 Index have soared in excess of 100% while the S&P 500 Index rose a total of 15%. Due to investor neglect of large-capitalization stocks in the face of rising earnings, the average price-to-earnings ratio of S&P 500 Index stocks has fallen almost in half since 2001. The current price to earnings multiple (P/E) is well below the average since 1988 and is the lowest P/E multiple in more than 10 years.

Representative of this multiple compression is the medical device maker Medtronic, a position we've held in the Fund since the first quarter of 2002. Medtronic is one of just nine companies in the Fortune 500 to have grown sales and earnings at more than 15% annually during the last five years. Cumulatively, over this period, sales and earnings are up over 110% while the stock price has advanced just 6%. Safe to say we've witnessed a rally in value for the equity holders of Medtronic.

With portfolio managers driven more than ever by quarterly performance, speculation has become the order of the day. Stocks have been relatively boring, pushing investors to reach for risk by speculating in emerging markets, commodities and real estate. Of late, the tide has shifted. As the era of cheap borrowing ends and the economic climate grows more conservative, we believe higher quality investments will fare better in a slower economy. We remain confident in the strength of capitalism, our economy, and common stocks remaining the asset class of choice for the long-term growth of capital.

We welcome the opportunity to speak with you, our shareholders, should you have any questions or comments regarding the GKM Growth Fund. Please feel free to contact us via our web site at www.gkmadvisers.com or give us a call at (888) 456-9518.

Sincerely,


Timothy J. Wahl, CPA
President and Co-Portfolio Manager
GKM Advisers, LLC

GKM GROWTH FUND
PERFORMANCE INFORMATION
JULY 31, 2006 (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                     GKM GROWTH FUND AND THE S&P 500 INDEX

                               [GRAPHIC OMITTED]


                 GKM Growth Fund                  S&P 500 Index
                 ---------------                  -------------

            12/28/2001     $ 10,000          12/28/2001   $ 10,000
             1/31/2002        9,800           1/31/2002      9,744
             4/30/2002        9,700           4/30/2002      9,315
             7/31/2002        8,560           7/31/2002      7,918
            10/31/2002        8,620          10/31/2002      7,729
             1/31/2003        8,510           1/31/2003      7,501
             4/30/2003        9,130           4/30/2003      8,075
             7/31/2003        9,780           7/31/2003      8,761
            10/31/2003       10,700          10/31/2003      9,337
             1/31/2004       11,350           1/31/2004     10,095
             4/30/2004       11,100           4/30/2004      9,922
             7/31/2004       11,030           7/31/2004      9,915
            10/31/2004       11,650          10/31/2004     10,216
             1/31/2005       12,210           1/31/2005     10,723
             4/30/2005       11,600           4/30/2005     10,551
             7/31/2005       12,580           7/31/2005     11,308
            10/31/2005       12,250          10/31/2005     11,107
             1/31/2006       13,380           1/31/2006     11,836
             4/30/2006       13,660           4/30/2006     12,177
             7/31/2006       12,690           7/31/2006     11,915


Past performance is not predictive of future performance.

           ==========================================================
                          AVERAGE ANNUAL TOTAL RETURNS*
                        (FOR PERIODS ENDED JULY 31, 2006)

                                         1 Year   Since Inception**
                                         ------   -----------------
             GKM Growth Fund              0.87%        5.33%
             S&P 500                      5.38%        3.89%
           ==========================================================

* The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**   Initial public offering of shares was December 28, 2001.

Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-888-456-9518.

GKM GROWTH FUND
PORTFOLIO INFORMATION
JULY 31, 2006 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P 500 INDEX (% OF TOTAL INVESTMENTS)

                               [GRAPHIC OMITTED]

                                         GKM GROWTH          S&P 500
                                             FUND             INDEX
                                     -----------------------------------
Energy                                       0.0%             10.7%
Materials                                    6.2%              2.9%
Industrials                                 12.0%             10.9%
Consumer Discretionary                      12.9%              9.8%
Consumer Staples                             2.7%              9.7%
Health Care                                 23.2%             12.9%
Financials                                   2.7%             21.9%
Information Technology                      37.2%             14.2%
Telecommunication Services                   3.1%              3.5%
Utilities                                    0.0%              3.5%


TOP 10 HOLDINGS
                                                      % of
       SECURITY DESCRIPTION                        NET ASSETS
       ---------------------------------------    ------------
       Eli Lilly and Company                          3.8%
       Google, Inc.                                   3.6%
       Medtronic, Inc.                                2.7%
       Garmin, Ltd.                                   2.6%
       Intuit, Inc.                                   2.6%
       Microsoft Corporation                          2.5%
       Scotts Miracle-Gro Company (The) - Class A     2.4%
       Trimble Navigation Ltd.                        2.3%
       Oracle Corporation                             2.3%
       Manpower, Inc.                                 2.0%

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2006
================================================================================
ASSETS
Investments in securities:
  At acquisition cost ..........................................  $  31,251,529
                                                                  =============

  At value (Note 1) ............................................  $  38,744,736
 Dividends receivable ..........................................         13,232
 Receivable for capital shares sold ............................          2,560
 Other assets ..................................................            249
                                                                  -------------
      Total Assets .............................................     38,760,777
                                                                  -------------

LIABILITIES
  Bank overdraft ...............................................         24,574
  Payable for capital shares redeemed ..........................         10,144
  Accrued investment advisory fees (Note 3) ....................         36,471
  Accrued trustees' fees .......................................          2,250
                                                                  -------------
      Total Liabilities ........................................         73,439
                                                                  -------------

NET ASSETS .....................................................  $  38,687,338
                                                                  =============


Net assets consist of:
  Paid-in capital ..............................................  $  31,691,399
  Accumulated net realized losses from security transactions ...       (497,268)
  Net unrealized appreciation on investments ...................      7,493,207
                                                                  -------------
Net assets .....................................................  $  38,687,338
                                                                  =============


Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) .............................      3,049,319
                                                                  =============


Net asset value, redemption price and offering price
 per share (Note 1) ............................................  $       12.69
                                                                  =============


See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2006
================================================================================
INVESTMENT INCOME
  Dividends (Net of foreign tax of $7,081) .....................  $     356,892
                                                                  -------------

EXPENSES
  Investment advisory fees (Note 3) ............................        533,265
  Trustees' fees ...............................................          3,500
                                                                  -------------
      TOTAL EXPENSES ...........................................        536,765
                                                                  -------------

NET INVESTMENT LOSS ............................................       (179,873)
                                                                  -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains from security transactions ................        462,189
  Net change in unrealized appreciation/depreciation
   on investments ..............................................       ( 29,502)
                                                                  -------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............        432,687
                                                                  -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $     252,814
                                                                  =============


See accompanying notes to financial statements.


GKM FUNDS
GKM GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================
                                                              YEAR             YEAR
                                                              ENDED            ENDED
                                                          JULY 31, 2006    JULY 31, 2005
----------------------------------------------------------------------------------------
FROM OPERATIONS
 Net investment loss ..................................   $ ( 179,873)      $ ( 81,577)
 Net realized gains (losses) from security transactions       462,189         (498,312)
 Net change in unrealized appreciation/
  depreciation on investments .........................       (29,502)       4,179,319
                                                          ------------     ------------
Net increase in net assets resulting from operations ..       252,814        3,599,430
                                                          ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold ............................     7,425,100       11,738,195
 Payments for shares redeemed .........................    (4,798,480)      (2,181,964)
                                                          ------------     ------------
Net increase in net assets from
  capital share transactions ..........................     2,626,620        9,556,231
                                                          ------------     ------------

TOTAL INCREASE IN NET ASSETS ..........................     2,879,434       13,155,661

NET ASSETS
 Beginning of year ....................................    35,807,904       22,652,243
                                                          ------------     ------------
 End of year ..........................................  $ 38,687,338     $ 35,807,904
                                                         ============     ============

CAPITAL SHARE ACTIVITY
 Sold .................................................       569,986          976,173
 Redeemed .............................................      (366,620)        (183,095)
                                                          ------------     ------------
 Net increase in shares outstanding ...................       203,366          793,078
 Shares outstanding, beginning of year ................     2,845,953        2,052,875
                                                          ------------     ------------
 Shares outstanding, end of year ......................     3,049,319        2,845,953
                                                         ============     ============


See accompanying notes to financial statements.


GKM FUNDS
GKM GROWTH FUND
FINANCIAL HIGHLIGHTS
=======================================================================================================================
Per Share Data and Ratios for a Share Outstanding Throughout Each Period
=======================================================================================================================
                                                    YEAR           YEAR            YEAR          YEAR         PERIOD
                                                    ENDED          ENDED           ENDED         ENDED        ENDED
                                                   JULY 31,       JULY 31,        JULY 31,      JULY 31,      JULY 31,
                                                     2006          2005            2004          2003         2002(a)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period          $   12.58       $   11.03       $   9.78       $   8.56     $   10.00
                                                ---------       ---------       --------       --------      ---------
Income (loss) from investment operations:
 Net investment loss ......................         (0.06)          (0.03)         (0.05)         (0.04)        (0.01)
 Net realized and unrealized gains
   (losses) on investments ................          0.17            1.58           1.30           1.26         (1.43)
                                                ---------       ---------       --------       --------      ---------
 Total from investment operations .........          0.11            1.55           1.25           1.22         (1.44)
                                                ---------       ---------       --------       --------      ---------
Net asset value at end of period ..........     $   12.69       $   12.58       $  11.03       $   9.78     $    8.56
                                                =========       =========       ========       ========     ==========

Total return ..............................          0.87%          14.05%         12.78%         14.25%    ( 14.40%)(b)
                                                =========       =========       ========       ========     ==========

Net assets at end of period ...............  $ 38,687,338    $ 35,807,904   $ 22,652,243   $ 13,954,694   $ 7,240,624
                                             ============    ============   === ========    ===========   ============

Ratio of expenses to average net assets ...          1.41%           1.41%          1.42%          1.43%        1.46%(c)

Ratio of net investment loss to
 average net assets .......................         (0.47%)         (0.28%)        (0.56%)        (0.49%)    ( 0.72%)(c)

Portfolio turnover rate ...................            12%             11%             8%             5%           1%(c)

(a) Represents the period from the commencement of operations (December 28, 2001) through July 31, 2002.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                VALUE
--------------------------------------------------------------------------------
              AIR FREIGHT AND COURIERS -- 2.4%
     5,300    FedEx Corporation ................................  $  554,963
     5,700    United Parcel Service, Inc. - Class B ............     392,787
                                                                  ----------
                                                                     947,750
                                                                  ----------
              BIOTECHNOLOGY -- 6.3%
     5,300    Amgen, Inc.* .....................................     369,622
    11,400    Covance, Inc.* ...................................     726,864
     9,500    Dionex Corporation* ..............................     525,825
     4,900    Genentech, Inc.* .................................     396,018
     6,000    Genzyme Corporation* .............................     409,680
                                                                  ----------
                                                                   2,428,009
                                                                  ----------
              CHEMICALS -- 4.9%
    12,700    Ecolab, Inc. .....................................     546,989
    23,600    Scotts Miracle-Gro Company (The) - Class A .......     925,828
     6,300    Sigma-Aldrich Corporation ........................     437,850
                                                                  ----------
                                                                   1,910,667
                                                                  ----------
              COMMERCIAL SERVICES AND SUPPLIES -- 4.5%
    12,700    Manpower, Inc. ...................................     755,396
    11,700    Pitney Bowes, Inc. ...............................     483,444
    14,700    Waste Management, Inc. ...........................     505,386
                                                                  ----------
                                                                   1,744,226
                                                                  ----------
              COMMUNICATIONS EQUIPMENT -- 2.8%
    21,100    Corning, Inc.* ...................................     402,377
    13,700    QUALCOMM, Inc. ...................................     483,062
    19,500    Tellabs, Inc.* ...................................     183,300
                                                                  ----------
                                                                   1,068,739
                                                                  ----------
              COMPUTERS AND PERIPHERALS -- 4.3%
    30,000    EMC Corporation* .................................     304,500
    12,000    Hewlett-Packard Company ..........................     382,920
    11,600    Intergraph Corporation* ..........................     412,148
     7,400    International Business Machines Corporation ......     572,834
                                                                  ----------
                                                                   1,672,402
                                                                  ----------
              DIVERSIFIED FINANCIALS -- 2.7%
     5,300    Bear Stearns Companies, Inc. (The) ...............     751,911
     4,400    Lehman Brothers Holdings, Inc. ...................     285,780
                                                                  ----------
                                                                   1,037,691
                                                                  ----------
              DIVERSIFIED TELECOMMUNICATIONS SERVICES -- 1.9%
    37,200    Nokia Corporation - ADR ..........................     738,420
                                                                  ----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                VALUE
--------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 8.1%
    13,600    Agilent Technologies, Inc.* ......................  $  386,784
    40,000    Flextronics International Ltd.* ..................     453,600
    10,400    Garmin Ltd. ......................................     987,896
    24,800    LoJack Corporation* ..............................     392,088
    18,900    Trimble Navigation Ltd.* .........................     907,767
                                                                  ----------
                                                                   3,128,135
                                                                  ----------
              FOOD AND DRUG RETAILING -- 1.7%
    10,500    Sysco Corporation ................................     289,800
     6,400    Whole Foods Market, Inc. .........................     368,064
                                                                  ----------
                                                                     657,864
                                                                  ----------
              HEALTH CARE EQUIPMENT AND SUPPLIES -- 6.4%
    11,000    Baxter International, Inc. .......................     462,000
    12,700    Henry Schein, Inc.* ..............................     602,107
    21,000    Medtronic, Inc. ..................................   1,060,920
     7,500    Stryker Corporation ..............................     341,325
                                                                  ----------
                                                                   2,466,352
                                                                  ----------
              HEALTH CARE PROVIDERS AND SERVICES -- 1.1%
     8,800    UnitedHealth Group, Inc. .........................     420,904
                                                                  ----------

              HOTELS, RESTAURANTS AND LEISURE -- 1.8%
     8,000    Boyd Gaming Corporation ..........................     268,320
     7,200    Harrah's Entertainment, Inc. .....................     432,792
                                                                  ----------
                                                                     701,112
                                                                  ----------
              INDUSTRIAL CONGLOMERATES -- 2.2%
     7,300    3M Company .......................................     513,920
    10,800    General Electric Company .........................     353,052
                                                                  ----------
                                                                     866,972
                                                                  ----------
              INFORMATION TECHNOLOGY CONSULTING
              AND SERVICES -- 2.6%
    17,900    Accenture Ltd. - Class A .........................     523,754
     9,500    Affiliated Computer Services, Inc. - Class A* ....     483,835
                                                                  ----------
                                                                   1,007,589
                                                                  ----------
              INTERNET SOFTWARE AND SERVICES -- 5.2%
    26,000    Cisco Systems, Inc.* .............................     464,100
     3,600    Google, Inc. - Class A* ..........................   1,391,760
    10,000    RADVISION, Ltd.* .................................     146,000
                                                                  ----------
                                                                   2,001,860
                                                                  ----------
              MACHINERY -- 1.7%
     2,600    Caterpillar, Inc. ................................     184,262
    18,100    Pall Corporation .................................     472,048
                                                                  ----------
                                                                     656,310
                                                                  ----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                 VALUE
--------------------------------------------------------------------------------
              MEDIA -- 6.9%
    13,500    Comcast Corporation - Class A* ...................  $  464,130
     8,600    Harman International Industries, Inc. ............     689,720
    10,300    McGraw-Hill Companies, Inc. (The) ................     579,890
    10,500    Meredith Corporation .............................     495,915
    15,000    Walt Disney Company (The) ........................     445,350
                                                                  ----------
                                                                   2,675,005
                                                                  ----------
              METALS AND MINING -- 1.2%
     9,000    Nucor Corporation ................................     478,530
                                                                  ----------

              PERSONAL PRODUCTS -- 1.0%
     8,200    Alberto-Culver Company ...........................     399,668
                                                                  ----------

              PHARMACEUTICALS -- 9.5%
    14,000    Abbott Laboratories ..............................     668,780
    27,400    deCODE genetics, Inc.* ...........................     131,794
    26,000    Eli Lilly and Company ............................   1,476,020
    13,000    Novartis AG - ADR ................................     730,860
    10,000    Pfizer, Inc. .....................................     259,900
    12,600    Teva Pharmaceutical Industries Ltd. - ADR ........     416,808
                                                                  ----------
                                                                   3,684,162
                                                                  ----------
              SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 2.6%
    33,000    Applied Materials, Inc. ..........................     519,420
    13,700    Intel Corporation ................................     246,600
     7,400    Texas Instruments, Inc. ..........................     220,372
                                                                  ----------
                                                                     986,392
                                                                  ----------
              SOFTWARE -- 11.7%
    19,000    Adobe Systems, Inc. ..............................     541,690
    21,200    Citrix Systems, Inc.* ............................     673,524
    32,000    Intuit, Inc.* ....................................     987,840
    40,000    Microsoft Corporation ............................     961,200
    60,000    Oracle Corporation* ..............................     898,200
    10,500    SAP AG - Sponsored ADR ...........................     479,115
                                                                  ----------
                                                                   4,541,569
                                                                  ----------
              SPECIALTY RETAIL -- 3.4%
    13,700    Bed Bath & Beyond, Inc.* .........................     458,676
    17,250    Men's Wearhouse, Inc. (The) ......................     536,647
    13,700    PETsMART, Inc. ...................................     322,772
                                                                  ----------
                                                                   1,318,095
                                                                  ----------
              TEXTILES AND APPAREL -- 0.8%
     3,700    Nike, Inc. - Class B .............................     292,300
                                                                  ----------

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2006
================================================================================
    SHARES    COMMON STOCKS -- 100.1%                                 VALUE
--------------------------------------------------------------------------------
              TRADING COMPANIES AND DISTRIBUTORS -- 1.2%
     7,300    Grainger (W.W.), Inc. ............................ $   453,257
                                                                  ----------

              WIRELESS TELECOMMUNICATIONS SERVICES -- 1.2%
    12,700    Amdocs Ltd.* .....................................     460,756
                                                                  ----------

              TOTAL COMMON STOCKS -- 100.1% (Cost $31,251,529) .$ 38,744,736

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%) ..    ( 57,398)
                                                                  ----------

              NET ASSETS -- 100.0% .............................$ 38,687,338
                                                                ============


* Non-income producing security

ADR - American Depositary Receipt

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2006
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The GKM Growth Fund (the "Fund") is a diversified series of The GKM Funds (the "Trust"), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. On December 14, 2001, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to three individuals affiliated with GKM Advisers, LLC (the "Adviser"), the investment adviser to the Fund. The public offering of shares of the Fund commenced on December 28, 2001. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The investment objective of the Fund is long-term capital appreciation.

SECURITIES VALUATION - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

SHARE VALUATION - The net asset value of the Fund's shares is calculated at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund's total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions during the years ended July 31, 2006 and July 31, 2005.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2006:
--------------------------------------------------------------------------------
Cost of portfolio investments .................................. $ 31,251,529
                                                                 ============
Gross unrealized appreciation .................................. $  8,848,985
Gross unrealized depreciation ..................................   (1,355,778)
                                                                 ------------
Net unrealized appreciation .................................... $  7,493,207
Capital loss carryforwards .....................................     (497,268)
                                                                 ------------
Total distributable earnings ................................... $  6,995,939
                                                                 ============
--------------------------------------------------------------------------------
As of July 31, 2006, the Fund had capital loss carryforwards of $497,268, of which $2,590 expires July 31, 2011, $341,864 expires July 31, 2012, $147,967 expires July 31, 2013 and $4,847 expires July 31, 2014. These capital loss carryforwards may be utilized in the current and future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

During the year ended July 31, 2006, the Fund reclassified net investment losses of $179,873 against paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no affect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended July 31, 2006, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $7,136,882 and $4,661,051 respectively.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3. TRANSACTIONS WITH AFFILIATES

A Trustee and certain officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund's average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

During the year ended July 31, 2006, the Trust paid commissions of $5,565 to Samuels Chase & Co., Inc., a broker-dealer affiliated with the Adviser, to execute portfolio transactions.

4. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

5. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================
To the Shareholders and Board of Trustees
The GKM Funds
Los Angeles, California

We have audited the accompanying statement of assets and liabilities of GKM Growth Fund (a series of shares of The GKM Funds), including the portfolio of investments, as of July 31, 2006, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2004 and for the period December 28, 2001 through July 31, 2002 have been audited by other auditors, whose report dated August 27, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GKM Growth Fund as of July 31, 2006, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                         /s/ Briggs, Bunting & Dougherty, LLP
Philadelphia, Pennsylvania
September 19, 2006

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you will incur ongoing costs, consisting of management fees and trustees fees and expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2006 - July 31, 2006).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================
                                  BEGINNING          ENDING
                                ACCOUNT VALUE    ACCOUNT VALUE    EXPENSES PAID
                               FEBRUARY 1, 2006  JULY 31, 2006    DURING PERIOD*
--------------------------------------------------------------------------------
Based on Actual Fund Return ..... $ 1,000.00        $ 948.40         $  6.81
Based on Hypothetical 5% Return
  (before expenses) ............. $ 1,000.00      $ 1,017.80         $  7.05
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.41% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).



OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-GKM-9518. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the Securities and Exchange Commission's website at http://www.sec.gov.

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
Darrin F. DelConte                                   Trustee                   Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1966
=====================================================================================================
PRINCIPAL OCCUPATIONS                     NUMBER OF PORTFOLIOS IN FUND        OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
=====================================================================================================
Darrin F. DelConte is Executive Vice                    1                            None
President of Pacific Marine Maintenance
Co. (a marine maintenance company).
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
Nicholas G. Tonsich                                  Trustee                   Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1961
=====================================================================================================
PRINCIPAL OCCUPATIONS                    NUMBER OF PORTFOLIOS IN FUND          OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE             HELD BY TRUSTEE
=====================================================================================================
Nicholas G. Tonsich is a partner in                     1                            None
Glaser, Tonsich and Brajevich LLP
(a law firm).
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST          LENGTH OF TIME SERVED
=====================================================================================================
Brian D. Horner                                      Trustee                     Since January 2005
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1961
=====================================================================================================
PRINCIPAL OCCUPATIONS                     NUMBER OF PORTFOLIOS IN FUND          OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                        COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
=====================================================================================================
Brian D. Horner is Chairman of                          1                            None
Venture West Funding, Inc.
(a mortgage brokerage firm).
=====================================================================================================


                                                                                                  20

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
=====================================================================================================
The  following  table  provides  information  regarding  each  Trustee who is an "interested  person"
of the Trust,  as defined in the Investment  Company Act of 1940, and each executive officer of the
Trust.
=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
Timothy J. Wahl1                             President and Trustee              Since October 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1965
=====================================================================================================
PRINCIPAL OCCUPATIONS                     NUMBER OF PORTFOLIOS IN FUND        OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                       COMPLEX OVERSEEN BY TRUSTEE           HELD BY TRUSTEE
=====================================================================================================
Timothy J. Wahl is President, Director                  1                              None
and Investment Committee Member of
GKM Advisers, LLC.  From January 2000
to July 2003, President and Investment
Committee Member of GKM Advisors, Inc.
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                     POSITION(S) HELD WITH TRUST         LENGTH OF TIME SERVED
=====================================================================================================
David L. Kahn                              Chief Compliance Officer            Since September 2004
11150 Santa Monica Blvd., Suite 850              Secretary                     Since October 2001
Los Angeles, CA  90025
Year of Birth:  1957
=====================================================================================================
                                                                                OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                         HELD BY TRUSTEE
=====================================================================================================
David L. Kahn is Operations Manager of GKM Advisers, LLC.                               N/A
From January 2000 to July 2003, Branch Manager with Gerard Klauer
Mattison & Co., Inc. (broker-dealer).
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                      POSITION(S) HELD WITH TRUST        LENGTH OF TIME SERVED
=====================================================================================================
Robert G. Dorsey                                  Vice President               Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246
Year of Birth:  1957
=====================================================================================================
                                                                                OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                         HELD BY TRUSTEE
=====================================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC                  N/A
and Ultimus Fund Distributors, LLC.
=====================================================================================================

=====================================================================================================
NAME, AGE AND ADDRESS                      POSITION(S) HELD WITH TRUST        LENGTH OF TIME SERVED
=====================================================================================================
Mark J. Seger                                       Treasurer                  Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246
Year of Birth:  1962
=====================================================================================================
                                                                                OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                         HELD BY TRUSTEE
=====================================================================================================
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC                     N/A
and Ultimus Fund Distributors, LLC.
=====================================================================================================

1 Mr. Wahl is an "interested person" of the Trust because he is an officer of the Trust and of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-GKM-9518.

GKM FUNDS
GKM GROWTH FUND
CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (UNAUDITED)
================================================================================
On March 24, 2005, Tait, Weller & Baker resigned as independent registered public accounting firm of the Trust, and Briggs, Bunting & Dougherty, LLP was selected as the Trust's new independent registered public accounting firm. The Trust's selection of Briggs, Bunting & Dougherty, LLP as its independent registered public accounting firm was approved by the Trust's audit committee and by the Trust's Board of Trustees.

Tait, Weller & Baker's reports on the Fund's financial statements for the fiscal years ended July 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's resignation, there were no disagreements between the Trust and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

================================================================================

                              GKM FUNDS

                              INVESTMENT ADVISER
                              GKM Advisers, LLC
                              11150 Santa Monica Boulevard
                              Suite 850
                              Los Angeles, California 90025

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              225 Pictoria Drive
                              Suite 450
                              Cincinnati, Ohio 45246
                              1.888.GKM.9518

                              CUSTODIAN
                              US Bank, N.A.
                              425 Walnut Street
                              Cincinnati, Ohio 45202

                              BOARD OF TRUSTEES
                              Darrin F. DelConte
                              Brian D. Horner
                              Nicholas G. Tonsich
                              Timothy J. Wahl

                              OFFICERS
                              Timothy J. Wahl, President
                              Robert G. Dorsey, Vice President
                              David L. Kahn, CCO and Secretary
                              Mark J. Seger, Treasurer


================================================================================

ITEM 2.   CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 and $12,000 with respect to the registrant's fiscal years ended July 31, 2006 and 2005, respectively.


     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.


     (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,500 and $1,500 with respect to the registrant's fiscal years ended July 31, 2006 and 2005, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.


     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.


     (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


     (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
          (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) With respect to the fiscal years ended July 31, 2006 and 2005, aggregate non-audit fees of $1,500 and $1,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable


ITEM 6.   SCHEDULE OF INVESTMENTS.


Not applicable [schedule filed with Item 1]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto


Exhibit 99.CODE ETH     Code of Ethics

Exhibit 99.CERT         Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT      Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)      The GKM Funds
             -------------------------------------------------------------------





By (Signature and Title)*          /s/ Timothy J. Wahl
                           -----------------------------------------------------
                                   Timothy J. Wahl, President


Date          October 2, 2006
      ------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





By (Signature and Title)*          /s/ Timothy J. Wahl
                           -----------------------------------------------------
                                   Timothy J. Wahl, President


Date          October 2, 2006
      -----------------------------------






By (Signature and Title)*          /s/ Mark J. Seger
                           -----------------------------------------------------
                                   Mark J. Seger, Treasurer


Date _        October 2, 2006
      ----------------------------------




* Print the name and title of each signing officer under his or her signature.